John Hancock Funds

                                  Discovery
                                    Fund

                             SEMI-ANNUAL REPORT

                               April 30, 1997


TRUSTEES

Edward J. Boudreau, Jr.
Dennis S. Aronowitz*
Richard P. Chapman, Jr.*
William J. Cosgrove*
Douglas M. Costle*
Leland O. Erdahl*
Richard A. Farrell*
Gail D. Fosler*
William F. Glavin*
Anne C. Hodsdon
Dr. John A. Moore*
Patti McGill Peterson*
John W. Pratt*
Richard S. Scipione
Edward Spellman*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109



CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

After two years of spectacular performance, the stock market in 1997 has given investors its starkest reminder in a while of one of investing's basic tenets: markets move down as well as up. It's understandable if investors had lost sight of that fact. The bull market that began six years ago has given investors annual double-digit returns and more modest price declines than usual. And in the two years encompassing 1995 and 1996, the S&P 500 Index gained more than 50%. This Pollyanna environment has tracked along with a sustained economic recovery, now in its seventh year, that has been marked by moderate growth, low interest rates and tame inflation.

But recently, many have begun to wonder about this bull market. Since reaching new highs in early March, the Dow Jones Industrial Average tumbled by more than 7% at the end of March and wiped out nearly all it had gained since the start of the year. It was the worst decline that the market had seen since 1990. In early April, the Dow was down by 9.8%, within shouting distance of a 10% correction. By the end of the month, it had bounced back into record territory again.

As the market continues to fret over interest rates and inflation, investors should be prepared for more volatility. It also makes sense to do something we've always advocated: set realistic expectations. Keep in mind that the stock market's historic yearly average has been about 10%, not the 20%-plus annual average of the last two years or even the 16% annual average over the last 10 years. Remember that the kind of market volatility we've seen lately is more like the way the market really works. Fluctuations go with the territory. And market corrections can be healthy, serving to bring inflated stock prices down to more reasonable levels, thereby reducing some of the market's risk.

Use this time of heightened volatility as an opportunity to review your portfolio's asset allocations with your investment professional. Make sure that your investment strategies reflect your individual time horizons, objectives and risk tolerance, and that they are based upon your needs. Despite turbulence, one thing remains constant. A well-constructed plan and a cool head can be the best tools for reaching your financial goals.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief
Executive Officer, flush right, next to second paragraph.



BY BERNICE S. BEHAR, CFA, PORTFOLIO MANAGER

John Hancock
Discovery Fund

Fund endures a tough six-month period as investors continued migration toward larger-company stocks

Small-company growth stocks, which have been a primary focus for John Hancock Discovery Fund, experienced an extremely tough stretch over the past six months. While investors tripped over themselves to chase the large-company-laden Dow Jones Industrials Average from peak to historic peak, the story was quite different for smaller companies. Their prices suffered when investors became increasingly concerned that rising interest rates would signal the end of the current long-running economic expansion. Amid those fears, investors became less willing to pay the high prices that high-growth small-company stocks commanded. They continued their migration toward large, blue-chip company stocks that they felt offered more stable and predictable earnings at a lower price. For the six-month period ended April 30, 1997, the Dow Jones Industrials rose 17.42%, while Russell 2000, a broad measure of small-stock performance, posted a slight gain of 1.61%. Even the performance of the Russell 2000 doesn't accurately reflect the extent of small caps' decline.

The past six months have served as a reminder that investing in aggressive-growth companies requires a healthy tolerance for a higher level of volatility and a long-term investment perspective. And while we continue to favor aggressive-growth stocks, we are also increasingly casting a wider net to find fast-growing companies across a broad range of company sizes and industries.

"Small-
company
growth
stocks...
experienced
an extremely
tough
stretch..."

A 2 1/2" x 3 1/2" photo of the Fund Management Team Members. Caption reads:
"Fund Management Team Members (l-r): Rob Hallisey, Bernice S. Behar, Anurag Pandit, Andrew T. Slabin."

Chart with heading "Top Five Common Stock Holdings" at top of left hand column. The chart lists five holdings: 1) Philip Environmental 3.4% 2) Newpark resources 2.4% 3) Unitrode Corporation 2.2% 4) Comverse
Technology 2.2% 5) HON INDUSTRIES 2.2%. A footnote below reads: "As a percentage of net assets on April 30, 1997."

"...our view
is that the
tech sector
will likely
remain
volatile."

Performance review

When we gave you our annual report six months ago, we were pleased to be able to report returns in the order of 28% for the year ended October 31, 1996. Unfortunately, the past six months gave aggressive-growth stock investors a strong reminder that these stocks can go down as sharply as they can go up. For the six months ended April 30, 1997, the Fund's Class A and Class B shares had total returns of -21.84% and - 22.06%, respectively, at net asset value. Those returns trailed the average growth fund, which returned 7.15% for the same period, according to Lipper Analytical Services, Inc.1 We realize this is a relatively short-term result, but we are not pleased with it nonetheless. Please see pages six and seven for longer-term performance information.

We attribute the Fund's recent underperformance to several factors, the primary one being our focus during the period on smaller-company stocks, while many of the funds in our peer group had much heavier weightings in the much better-performing large-company stocks. Moreover, our relatively light weighting in financial stocks curtailed our performance in the wake of their strong showing during the period. Nonetheless, we did have our share of financial-sector winners, including E*Trade, a fast-growing on-line brokerage company. Finally, we were hurt by our relatively heavy exposure to software companies, which experienced a rapid and deep decline throughout much of the period. In addition to concerns about the economy's strength and rising interest rates, investors worried about an apparent slowdown of demand for networking products and services and the strengthening U.S. dollar. Many technology companies derive more than half of their sales from overseas markets. A strong dollar not only makes U.S. products more expensive to buy overseas, but also causes a decline in U.S. company profits when foreign currency purchases are converted back into dollars. An example was Comverse Technology, which produces special-purpose computer and telecommunication systems. Shortly after the period ended, however, our patience was rewarded when Comverse rebounded to new highs.

Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investment"; the header for the right column is "Recent performance ... and what's behind the numbers." The first listing is HNC Software followed by a down arrow and the phrase "Fears of slowing growth hurt this high priced stock." The second listing is Home Depot followed by an up arrow and the phrase "Strong sales/earnings gains." The third listing is E*Trade followed by an up arrow and the phrase "Higher earnings/profits for this leading on-line broker." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."

Looking ahead, our view is that while the tech sector will likely remain volatile, we believe that many tech companies can continue to maintain their high levels of growth. But stock selection will be more critical than ever. It's now clear that there has been some divergence in the technology universe. Only companies that can justify their stock prices with high rates of earnings growth will continue to do well. That explains why we've pared back our technology holdings to roughly 25% of the Fund's assets, remaining selectively invested in software and semiconductor related companies that we believe offer continued strong growth prospects. Baan Company, the dominant leader in company-wide planning of resources, is a good example of the type of technology stock we prefer. In the semiconductor area our largest holding is Altera, which produces programmable-logic semiconductor chips. It serves customers in the telecommunication, industrial and office automation markets, among others.

Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the six months ended April 30, 1997." The chart is scaled in increments of 5% from bottom to top, with 10% at the top and -25% at the bottom. Within the chart, there are three solid bars. The first represents -21.84% total return for John Hancock Discovery Fund: Class A. The second represents the -22.06% total return for John Hancock Discovery Fund: Class B. The third represents the 7.15% total return for the average growth fund. The footnote below states:
"Total returns for John Hancock Discovery Fund are at net asset value with all distributions reinvested. The average growth and small-company growth funds are tracked by Lipper Analytical Services.(1) See the following two pages for historical performance information."

Recent additions

We deployed the proceeds from the sale of some of our technology holdings into a mix of companies across a broad range of industries. We continued to look for companies that fit our earnings and revenue growth criteria, and that have dominant market share and superior, capable management teams. Recent additions include: ITEQ, manufacturer of air-pollution-control systems and components; Philip Environmental, which recycles wire and cable, fuels, paints, inorganic waste and other industrial by-products for resale to industry; HON INDUSTRIES, which manufactures office furniture in the budget segment of the market, as well as office and home-building products; and Samsonite, a brand-name maker and distributor of luggage.

Additionally, among larger-company stocks we added category leader Home Depot, which operates stores that sell an assortment of building materials and home-improvement products and has consistently grown earnings 20%-25% per year.

"...many
aggressive-
growth
stocks are
now available
at compelling
prices..."

To come

In our view, many aggressive-growth stocks are now available at compelling prices given their prospects for fast growth and price appreciation. We feel that it's not a question of if, but when, the market rewards these stocks. But until these stocks start moving back into investors' favor, they could continue to travel a bumpy road. So we'll likely continue adding larger-company growth stocks to the Fund's portfolio to mitigate volatility in the small-company sector.

This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

1 Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE
The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Discovery Fund. Total return is a performance measure that equals the sum of all income and capital gains dividends, assuming reinvestment of these distributions, and the change in the price of the Fund's shares, expressed as a percentage of the Fund's shares. Performance figures include the maximum applicable sales charge of 5% for Class A shares. The effect of the maximum contingent-deferred sales charge for Class B shares (5% and declining to 0% over six years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

CUMULATIVE TOTAL RETURNS

For the period ended March 31, 1997

                                 ONE        FIVE      LIFE OF
                                YEAR       YEARS        FUND
                             ---------   ---------   ----------
John Hancock
Discovery Fund:
Class A (1)                  (19.67%)      50.09%     58.44%
John Hancock
Discovery Fund:
Class B (2)                  (20.26%)      50.67%     87.17%


AVERAGE ANNUAL TOTAL RETURNS

For the period ended March 31, 1997

                                 ONE        FIVE      LIFE OF
                                YEAR       YEARS        FUND
                             ---------   ---------   ----------
John Hancock
Discovery Fund:
Class A (1)                  (19.67%)       8.46%      9.18%
John Hancock
Discovery Fund:
Class B (2)                  (20.26%)       8.54%     11.89%

Notes to Performance

(1) Class A shares started on January 3, 1992.
(2) Class B shares started on August 30, 1991.



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Discovery Fund would be worth on April 30, 1997, assuming you invested on the day each class of shares started and reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is used often as a measure of stock market performance.

Discovery Fund
Class A shares

Line chart with the heading Discovery Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the Discovery Fund on January 3, 1992, after sales charge, and is equal to $15,862 as of April 30, 1997. The second line represents the value of the Discovery Fund, before sales charge, and is equal to $16,696 as of April 30, 1997. The third line represents the Standard & Poor's 500 Stock Index and is equal to $22,076 as of April 30, 1997.

Discovery Fund
Class B shares

Line chart with the heading Discovery Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $18,748 as of April 30, 1997. The second line represents the value of the Discovery Fund, after sales charge, and is equal to $18,848 as of April 30, 1997. The third line represents the value of the hypothetical $10,000 investment made in the Discovery Fund, before sales charge, on August 30, 1991, and is equal to $23,525 as of April 30, 1997.



FINANCIAL STATEMENTS

John Hancock Funds - Discovery Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April 30, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.


Statement of Assets and Liabilities
April 30, 1997 (Unaudited)
----------------------------------------------------------------------------------
Assets:
Investments at value - Note C:
Common stocks (cost - $102,191,023)                                 $  103,080,825
Short-term investments (cost - $14,945,000)                             14,945,000
Corporate savings account                                                    1,121
                                                                    --------------
                                                                       118,026,946
Receivable for investments sold                                            831,216
Receivable for shares sold                                                 121,811
Interest receivable                                                          2,268
Dividends receivable                                                         9,426
Other assets                                                                 1,087
                                                                    --------------
Total Assets                                                           118,992,754
----------------------------------------------------------------------------------
Liabilities:
Payable for investments purchased                                        2,988,863
Payable for shares repurchased                                              62,006
Payable to John Hancock Advisers, Inc. and
affiliates - Note B                                                         87,479
Accounts payable and accrued expenses                                        2,834
                                                                    --------------
Total Liabilities                                                        3,141,182
==================================================================================
Net Assets:
Capital paid-in                                                        127,729,980
Accumulated net realized loss on investments
and foreign currency transactions                                   (   11,658,708)
Net unrealized appreciation of investments                                 889,889
Accumulated net investment loss                                     (    1,109,589)
                                                                    --------------
Net Assets                                                          $  115,851,572
==================================================================================
Net Asset Value Per Share:
(Based on net asset values and shares of beneficial
interest outstanding - unlimited number of shares
authorized with no par value, respectively)
Class A - $39,121,212 / 3,126,051                                   $        12.51
==================================================================================
Class B - $76,730,360 / 6,417,962                                   $        11.96
==================================================================================
Maximum Offering Price Per Share*
Class A - ($12.51 x 105.26%)                                        $        13.17
==================================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements.





The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.


Statement of Operations
Six months ended April 30, 1997 (Unaudited)
----------------------------------------------------------------------------------
Investment Income:
Interest                                                               $   203,299
Dividends                                                                  102,441
                                                                       -----------
                                                                           305,740
                                                                       -----------
Expenses:
Investment management fee - Note B                                         518,756
Distribution and service fee - Note B
Class A                                                                     69,881
Class B                                                                    458,738
Transfer agent fee - Note B                                                254,129
Custodian fee                                                               39,370
Registration and filing fees                                                26,462
Printing                                                                    13,148
Financial services fee - Note B                                             12,969
Auditing fee                                                                12,659
Trustees' fees                                                               5,429
Miscellaneous                                                                1,546
Legal fees                                                                   1,155
                                                                       -----------
Total Expenses                                                           1,414,242
----------------------------------------------------------------------------------
Net Investment Loss                                                  (   1,108,502)
----------------------------------------------------------------------------------
Realized and Unrealized Loss on Investments:
Net realized loss on investments sold                                (  10,070,726)
Change in net unrealized appreciation/depreciation
of investments                                                       (  22,641,573)
                                                                       -----------
Net Realized and Unrealized
Loss on Investments                                                  (  32,712,299)
----------------------------------------------------------------------------------
Net Decrease in Net Assets
Resulting from Operations                                            ($ 33,820,801)
==================================================================================

See notes to financial statements.





Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   PERIOD FROM      SIX MONTHS ENDED
                                                                                 YEAR ENDED     AUGUST 1, 1996 TO     APRIL 30, 1997
                                                                               JULY 31, 1996    OCTOBER 31, 1996(1)     (UNAUDITED)
                                                                               -------------    ------------------    --------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment loss                                                           ($   1,011,877)    ($     587,256)     ($   1,108,502)
Net realized gain (loss) on investments sold and
foreign currency transactions                                                      1,751,805     (    1,588,518)     (   10,070,726)
Change in net unrealized appreciation/depreciation
of investments                                                                (    1,130,239)         9,432,551      (   22,641,573)
                                                                               -------------      -------------       -------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                                                      (     390,311)         7,256,777      (   33,820,801)
                                                                               -------------      -------------       -------------
Distributions to Shareholders:
Distributions from net realized gain on
investments sold
Class A - ($0.1312; none; and $0.1140 per
share, respectively)                                                           (      61,866)                --      (      377,485)
Class B - ($0.1312; none; and $0.1140 per
share, respectively)                                                           (     350,267)                --      (      775,943)
                                                                               -------------      -------------       -------------
Total Distributions to Shareholders
                                                                               (     412,133)                --      (    1,153,428)
                                                                               -------------      -------------       -------------
From Fund Share Transactions - Net*                                               64,682,010         40,664,165           2,304,976
                                                                               -------------      -------------       -------------
Net Assets:
Beginning of period                                                               36,720,317        100,599,883         148,520,825
                                                                               -------------      -------------       -------------
End of period
(including accumulated net investment loss
of none; $1,087; and $1,109,589, respectively)                                 $ 100,599,883      $ 148,520,825       $ 115,851,572
                                                                               =============      =============       =============

* Analysis of Fund Share Transactions:
                                                                        PERIOD FROM                     SIX MONTHS ENDED
                                    YEAR ENDED                       AUGUST 1, 1996 TO                   APRIL 30, 1997
                                  JULY 31, 1996                     OCTOBER 31, 1996(1)                    (UNAUDITED)
                          -----------------------------     --------------------------------    ------------------------------
                             SHARES           AMOUNT            SHARES             AMOUNT           SHARES           AMOUNT
                          ------------     ------------      ------------       ------------     ------------     ------------
CLASS A
Shares sold                6,629,390       $105,087,816        6,727,252        $112,934,558       2,786,219       $41,770,617
Shares issued to
shareholders in
reinvestment of
distributions                  4,495             57,719               --                  --          23,187           339,916
                           ---------       ------------       ----------       -------------       ---------       -----------
                           6,633,885        105,145,535        6,727,252         112,934,558       2,809,406        42,110,533
Less shares
repurchased               (4,904,679)     (  76,082,263)     ( 5,595,291)     (   96,031,768)     (2,936,344)     ( 43,899,657)
                           ---------       ------------       ----------       -------------       ---------       -----------
Net increase
(decrease)                 1,729,206       $ 29,063,272        1,131,961       $  16,902,790      (  126,938)     ($ 1,789,124)
                           =========       ============       ==========       =============       =========       ===========
CLASS B
Shares sold                3,295,866       $ 51,516,179        2,908,304        $ 46,987,243       2,487,258       $35,383,061
Shares issued to
shareholders in
reinvestment of
distributions                 25,501            315,955               --                  --          46,872           659,220
                           ---------       ------------       ----------       -------------       ---------       -----------
                           3,321,367         51,832,134        2,908,304          46,987,243       2,534,130        36,042,281
Less shares
repurchased               (1,113,915)     (  16,213,396)     ( 1,430,974)     (   23,225,868)     (2,324,345)     ( 31,948,181)
                           ---------       ------------       ----------       -------------       ---------       -----------
Net increase               2,207,452       $ 35,618,738        1,477,330       $  23,761,375         209,785       $ 4,094,100
                           =========       ============       ==========       =============       =========       ===========

(1) Effective October 31, 1996, the fiscal period end changed from July 31 to October 31.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last three periods, along with the corresponding dollar value.

See notes to financial statements.





Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios, and supplemental data are listed as follows:
------------------------------------------------------------------------------------------------------------------------------------
                                                 YEAR ENDED JULY 31,                            PERIOD FROM    SIX MONTHS ENDED
                         -----------------------------------------------------------------   AUGUST 1, 1996 TO  APRIL 30, 1997
                         1992(1)            1993          1994          1995         1996   OCTOBER 31, 1996(7)   (UNAUDITED)
                         -------           ------        ------        ------       ------  -------------------   -----------
CLASS A
Per Share Operating
Performance
Net Asset Value,
Beginning of Period      $  9.40          $  8.95       $ 10.81       $  8.56       $ 12.95       $ 15.09          $  16.13
                         -------          -------       -------       -------       -------       -------          --------
Net Investment Loss     (   0.05)        (   0.16)     (   0.16)(2)  (   0.17)(2)  (   0.19)(2)  (   0.05)(2)     (    0.08)(2)
Net Realized and
Unrealized Gain (Loss)
on Investments and
Foreign Currency
Transactions            (   0.40)            2.15      (   0.43)         4.83          2.46          1.09         (    3.43)
                         -------          -------       -------       -------       -------       -------          --------
Total from Investment
Operations              (   0.45)            1.99      (   0.59)         4.66          2.27          1.04         (    3.51)
                         -------          -------       -------       -------       -------       -------          --------
Less Distributions:
Distributions from
Net Realized Gain
on Investments Sold           --         (   0.13)     (   1.66)     (   0.27)     (   0.13)           --         (    0.11)
                         -------          -------       -------       -------       -------       -------          --------
Net Asset Value,
End of Period            $  8.95          $ 10.81       $  8.56       $ 12.95       $ 15.09       $ 16.13          $  12.51
                         =======          =======       =======       =======       =======       =======          ========
Total Investment
Return at Net
Asset Value (3)         (  4.79%)(4)       22.33%      (  6.45%)       55.80%        17.72%         6.89%(4)       ( 21.84%)(4)

Ratios and
Supplemental Data
Net Assets,
End of Period
(000s omitted)           $ 3,866          $ 4,692       $ 3,226       $ 5,075       $32,009       $52,479          $ 39,121
Ratio of Expenses to
Average Net Assets         1.78%(5)         2.17%         2.01%         2.10%         1.72%         1.65%(5)          1.58%(5)
Ratio of Net
Investment Loss to
Average Net Assets      (  1.20%)(5)     (  1.61%)     (  1.64%)     (  1.73%)     (  1.26%)     (  1.20%)(5)     (   1.13%)(5)
Portfolio Turnover
Rate                        138%             148%          108%          118%          116%           45%              164%
Average Broker
Commission Rate (6)          N/A              N/A           N/A           N/A           N/A       $0.0628          $ 0.0683

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends, and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.



Financial Highlights (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                      YEAR ENDED JULY 31,                            PERIOD FROM    SIX MONTHS ENDED
                              -----------------------------------------------------------------   AUGUST 1, 1996 TO  APRIL 30, 1997
                              1992(1)            1993          1994          1995         1996   OCTOBER 31, 1996(7)   (UNAUDITED)
                              -------           ------        ------        ------       ------  -------------------   -----------
CLASS B
Per Share Operating
Performance
Net Asset Value,
Beginning of Period           $  8.00          $  8.87       $ 10.65       $  8.34       $ 12.54       $ 14.50           $ 15.47
                              -------          -------       -------       -------       -------       -------          --------
Net Investment Loss          (   0.11)        (   0.23)     (   0.22)(2)  (   0.22)(2)  (   0.27)(2)  (   0.08)(2)      (   0.13)(2)
Net Realized and
Unrealized Gain (Loss)
on Investments
and Foreign Currency
Transactions                     0.98             2.14      (   0.43)         4.69          2.36          1.05          (   3.27)
                              -------          -------       -------       -------       -------       -------          --------
Total from Investment
Operations                       0.87             1.91      (   0.65)         4.47          2.09          0.97          (   3.40)
                              -------          -------       -------       -------       -------       -------          --------
Less Distributions:
Distributions from
Net Realized Gain
on Investments Sold                --         (   0.13)     (   1.66)     (   0.27)     (   0.13)           --          (   0.11)
                              -------          -------       -------       -------       -------       -------          --------
Net Asset Value,
End of Period                 $  8.87          $ 10.65       $  8.34       $ 12.54       $ 14.50       $ 15.47           $ 11.96
                              =======          =======       =======       =======       =======       =======          ========

Total Investment
Return at Net
Asset Value (3)                10.88%(4)        21.63%      (  7.18%)       54.97%        16.85%         6.69%(4)       ( 22.06%)(4)

Ratios and
Supplemental Data
Net Assets,
End of Period
(000s omitted)                $34,636          $38,672       $26,537       $31,645       $68,591       $96,042           $76,730
Ratio of Expenses
to Average Net Assets           2.56%(5)         2.86%         2.62%         2.70%         2.42%         2.37%(5)          2.28%(5)
Ratio of Net Investment
Loss to Average
Net Assets                  (  1.56%)(5)      (  2.26%)     (  2.24%)     (  2.34%)     (  1.96%)     (  1.93%)(5)      (  1.84%)(5)
Portfolio Turnover
Rate                            138%              148%          108%          118%          116%           45%              164%
Average Broker
Commission Rate (6)              N/A               N/A           N/A           N/A           N/A       $0.0628           $0.0683

(1) Class A and Class B shares commenced operations on January 3, 1992, and August 30, 1991, respectively.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) Annualized.
(6) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(7) Effective October 31, 1996, the fiscal period end changed from July 31 to October 31.


See notes to financial statements.






Schedule of Investments
April 30, 1997 (Unaudited)
---------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Discovery
Fund on April 30, 1997. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group.
Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                     MARKET
ISSUER, DESCRIPTION                                        NUMBER OF SHARES          VALUE
-------------------                                        ----------------      ------------
COMMON STOCKS
Aerospace (1.54%)
AAR Corp.                                                        60,000          $  1,785,000
                                                                                 ------------
Beverages (1.87%)
Mondavi (Robert) Corp. (Class A)*                                57,900             2,171,250
                                                                                 ------------
Building (1.36%)
Watsco, Inc.                                                     63,600             1,582,050
                                                                                 ------------
Computers (10.26%)
Adaptec, Inc.*                                                   40,000             1,480,000
Aspect Development, Inc.*                                        81,900             1,750,613
Baan Co., N.V. * (Netherlands) (Y)                               40,800             2,193,000
BMC Software, Inc.*                                              15,000               648,750
E* TRADE Group, Inc.*                                           129,000             1,935,000
IONA Technologies PLC*, American
Depositary Receipt (ADR), (Ireland)                               1,800                26,100
Network Appliance, Inc.*                                         70,100             2,041,663
Pegasystems, Inc.*                                               45,000               883,125
Procom Technology, Inc.*                                         85,000               924,375
                                                                                 ------------
                                                                                   11,882,626
                                                                                 ------------
Consumer Products Misc. (2.15%)
Samsonite Corp.*                                                 60,000             2,490,000
                                                                                 ------------
Electronics (8.58%)
Advanced Technology Materials, Inc.*                             75,000             1,350,000
Altera Corp.*                                                    40,000             1,982,500
ASM Lithography Holding, N.V.*
(Netherlands) (Y)                                                25,500             2,027,250
Semtech Corp.*                                                   85,000             2,008,125
Unitrode Corp.*                                                  65,000             2,567,500
                                                                                 ------------
                                                                                    9,935,375
                                                                                 ------------
Finance (2.65%)
FIRSTPLUS Financial Group, Inc.*                                 47,600             1,053,150
Medallion Financial Corp.                                       114,000             2,023,500
                                                                                 ------------
                                                                                    3,076,650
                                                                                 ------------
Insurance (1.52%)
HCC Insurance Holdings, Inc.                                     70,000             1,758,750
                                                                                 ------------
Leisure (1.33%)
Silicon Gaming, Inc.*                                           113,000             1,539,625
                                                                                 ------------
Machinery (3.24%)
Gardner Denver Machinery, Inc.*                                  83,400             1,897,350
ITEQ, Inc.*                                                     310,000             1,860,000
                                                                                 ------------
                                                                                    3,757,350
                                                                                 ------------
Media (3.98%)
Central Newspapers, Inc. (Class A)                               45,000             2,424,375
Clear Channel Communications, Inc.*                              45,000             2,182,500
                                                                                 ------------
                                                                                    4,606,875
                                                                                 ------------
Medical (3.89%)
ILEX Oncology Inc.*                                              29,000               355,250
Kos Pharmaceuticals, Inc.*                                        1,600                36,000
National Surgery Centers, Inc.*                                  36,200             1,086,000
Protein Design Labs, Inc.*                                       54,200             1,361,775
Sonus Pharmaceuticals, Inc.*                                     70,000             1,662,500
                                                                                 ------------
                                                                                    4,501,525
                                                                                 ------------
Metal (1.79%)
Maverick Tube Corp.*                                             95,000             2,078,125
                                                                                 ------------
Office (3.19%)
HON INDUSTRIES, Inc.                                             60,000             2,535,000
Herman Miller, Inc.                                              36,000             1,165,500
                                                                                 ------------
                                                                                    3,700,500
                                                                                 ------------
Oil & Gas (9.77%)
Energy Ventures, Inc.*                                           26,800             1,792,250
ENSCO International Inc.*                                        40,000             1,900,000
Falcon Drilling Co., Inc.*                                       50,000             1,912,500
Forcenergy, Inc.*                                                63,700             1,974,700
National-Oilwell, Inc.*                                          65,000             2,526,875
Precision Drilling Corp.* (Canada) (Y)                           35,000             1,216,250
                                                                                 ------------
                                                                                   11,322,575
                                                                                 ------------
Pollution Control (7.36%)
Newpark Resources, Inc.*                                         62,000             2,782,250
Philip Environmental, Inc.* (Canada) (Y)                        250,000             3,937,500
USA Waste Services, Inc.*                                        55,000             1,801,250
                                                                                 ------------
                                                                                    8,521,000
                                                                                 ------------
Printing - Commercial (2.01%)
Mail-Well, Inc.*                                                 85,000             2,326,875
                                                                                 ------------
Real Estate Investment Trusts (2.67%)
Redwood Trust, Inc.                                              36,200             1,701,400
Spieker Properties, Inc.                                         40,000             1,395,000
                                                                                 ------------
                                                                                    3,096,400
                                                                                 ------------
Retail (13.53%)
Borders Group, Inc. *                                            75,000             1,593,750
Consolidated Stores Corp.*                                       50,000             2,000,000
Dollar General Corp.                                             51,000             1,612,875
Furniture Brands International, Inc.*                           115,000             1,696,250
Home Depot, Inc.                                                 35,000             2,030,000
Hot Topic, Inc.*                                                 52,000             1,339,000
Linens 'N Things, Inc.*                                          65,000             1,381,250
Quality Food Centers, Inc.*                                      60,700             2,435,587
Starbucks Corp.*                                                 53,000             1,583,375
                                                                                 ------------
                                                                                   15,672,087
                                                                                 ------------
Steel (1.77%)
Lone Star Technologies, Inc.*                                   110,000             2,048,750
                                                                                 ------------
Telecommunications (2.21%)
Comverse Technology, Inc.*                                       65,200             2,559,100
                                                                                 ------------
Textile (1.69%)
Culp, Inc.                                                      110,000             1,952,500
                                                                                 ------------
Tobacco (0.62%)
General Cigar Holdings, Inc.*                                    30,300               715,837
                                                                                 ------------
TOTAL COMMON STOCKS
(Cost $102,191,023)                                           (  88.98%)         $103,080,825
                                                               --------          ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (12.90%)
Investment in joint repurchase
agreement transaction with
Aubrey G. Lanston & Co.
Dated 4-30-97, Due 5-01-97
(Secured by U.S. Treasury
Bills, 5.37% thru 5.78%
Due 8-21-97 thru 3-05-98,
U.S. Treasury Bonds, 7.125%
thru 11.25% Due 2-15-15
thru 2-15-23, U.S. Treasury
Notes, 5.125% thru 7.75%,
Due 8-31-98 thru
5-15-05) - Note A                              5.375%            14,945            14,945,000
                                               ------          --------          ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust
Company Daily Interest
Savings Account Current
Rate 4.95%                                                                              1,121
                                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS                                    (12.90%)           14,946,121
                                                               --------          ------------
TOTAL INVESTMENTS                                              (101.88%)         $118,026,946
                                                               ========          ============
*   Non-income producing security.
(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





Portfolio Concentration
April 30, 1997 (Unaudited)
-------------------------------------------------------------------------------------------------------------------------------
The Discovery Fund invests primarily in securities issued in the United States of America. The performance of the Fund is closely tied to the economic and financial conditions within the countries in which it invests. The concentration of investments by individual securities held by the Fund is shown in the schedule of investments. In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at April 30, 1997 assigned to country categories.
                                                                                                              MARKET VALUE
                                                                                                            AS A PERCENTAGE
                                                                                                                OF FUND'S
COUNTRY DIVERSIFICATION                                                                                         NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
Canada                                                                                                             4.45%
Ireland                                                                                                            0.02
Netherlands                                                                                                        3.64
United States                                                                                                     93.77
                                                                                                                 ------
Total Investments                                                                                                101.88%
                                                                                                                 ======




NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

John Hancock Investment Trust IV (the "Trust") is a diversified open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of one series: John Hancock Discovery Fund (the "Fund"). The investment objective of the Fund is to achieve long-term capital appreciation through investment primarily in companies that appear to offer superior growth prospects.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund had $981,469 of a capital loss carryforward available, to the extent provided by regulation, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gain distributions will be made. The carryforward expires October 31, 2004.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The fund had no borrowing activity for the period ended April 30, 1997.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.75% of the first $750,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $750,000,000.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended April 30, 1997, net sales charges received with regard to sales of Class A shares amounted to $356,563. Out of this amount, $57,341 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $199,358 was paid as sales commissions to unrelated broker-dealers and $99,864 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker-dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors and was the indirect shareholder until November 29, 1996, of John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

Class B shares which are redeemed within six years of purchase will be subject to a contingent-deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended April 30, 1997, contingent-deferred sales charges paid to JH Funds amounted to $195,233.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to compensate JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an annual rate of 0.01875% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon, and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At April 30, 1997, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $87.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended April 30, 1997, aggregated $212,554,266 and $216,135,113, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended April 30, 1997.

The cost of investments owned at April 30, 1997 for federal income tax purposes was $102,191,023. Gross unrealized appreciation and depreciation of investments aggregated $7,617,859 and $6,728,057, respectively, resulting in net unrealized appreciation of $889,802.



NOTES

John Hancock Funds - Discovery Fund



NOTES

John Hancock Funds - Discovery Fund



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"Printed on Recycled Paper."                                  340SA 4/97
                                                                    6/97